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                                                                     EXHIBIT 2.1

                        ENSTAR COMMUNICATIONS CORPORATION
                                 APRIL 10, 2002

Charter Communications Entertainment I, LLC
Interlink Communications Partners, LLC
Rifkin Acquisition Partners, LLC
12405 Powerscourt Drive - Suite 100
St. Louis, Missouri  63131


         Re: Asset Purchase Agreement by and among Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar Cable of Macoupin County and Enstar IV/PBD Systems Venture, as Sellers, and Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC and Rifkin Acquisition Partners, LLC, as Buyer, dated as of August 29, 2001



         Reference is hereby made to that certain Asset Purchase Agreement by and among Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar Cable of Macoupin County and Enstar IV/PBD Systems Venture, as Sellers (collectively, "Sellers"), and Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC and Rifkin Acquisition Partners, LLC, as Buyer (collectively, "Buyers"), dated as of August 29, 2001 (the "Purchase Agreement") and the Side Letters to such Agreement dated September 10, 2001 and November 30, 2001, respectively. Capitalized terms used and not otherwise defined in this letter shall have the meanings given to them in the Purchase Agreement.

         For and in consideration of the mutual covenants set forth in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyers agree to waive certain conditions of the Purchase Agreement as expressly permitted by
Section 16 of the Purchase Agreement. The following conditions are hereby waived as follows:

         1. The Purchase Agreement is hereby terminated in its entirety with respect to all matters concerning Enstar Income Program II-1, L.P., including without limitation the purchase of Assets and Systems (and assumption of liabilities) therefrom by Charter Communications Entertainment I, LLC (the "II-1 Asset Purchase"). Enstar Income Program II-1, L.P shall hereby cease to be considered a party to the Agreement for any purpose, and no party to the Agreement shall have any further liability under the Agreement with respect to the II-1 Asset Purchase. Accordingly, the aggregate Purchase Price set forth in 3.1 is hereby reduced to $48,293,226 (subject to further adjustments pursuant to Sections 3.3(a) and 3.3(b) and as otherwise set forth in the Agreement). The condition to closing in Section 7.7 of the Agreement shall be waived.

         2. The condition to closing in Section 8.6 of the Agreement shall be waived

         Please indicate your acceptance of the foregoing terms by signing this letter in the space provided below and returning it to the undersigned.
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Very truly yours,

ENSTAR COMMUNICATIONS CORPORATION

By:  /s/  Ralph G. Kelly
     --------------------------------------
          Ralph G. Kelly
          Senior Vice President - Treasurer

As general partner of and on behalf of:

Enstar Income Program II-1, L.P.,

Enstar Income Program II-2, L.P.,

Enstar Income Program IV-3, L.P., itself and as general partner of Enstar Cable of Macoupin County,

Enstar Income/Growth Program Six-A, L.P.,

Enstar Income Program IV-1, L.P., general partner of Enstar Cable of Macoupin County and Enstar IV/PBD Systems Venture and

Enstar Income Program IV-2, L.P., general partner of Enstar Cable of Macoupin County and Enstar IV/PBD Systems Venture



ACCEPTED AND AGREED TO:

Charter Communications Entertainment I, LLC


By:  /s/  Marcy Lifton
   ----------------------------------------
          Marcy Lifton
          Vice President


Interlink Communications Partners, LLC          Rifkin Acquisition Partners, LLC


By:  /s/  Marcy Lifton                          By: /s/  Marcy Lifton
   ----------------------------------------        -----------------------------
          Marcy Lifton                                   Marcy Lifton
          Vice President                                 Vice President